EXHIBIT 32.2

Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Intuitive Surgical, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)
the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 19, 2019

By:	/S/ MARSHALL L. MOHR
Marshall L. Mohr Executive Vice President and Chief Financial Officer